SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2006

HOST MARRIOTT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 17, 2006, Host Marriott Corporation filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland changing its name from “Host Marriott Corporation” to “Host Hotels & Resorts, Inc.” The name change was effective upon the acceptance of the filing on April 17, 2006.

A copy of a press release relating to the name change and the Articles of Amendment are attached hereto as Exhibits 99.1 and 3.3, respectively, and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.3	Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland on April 17, 2006

99.1	Press Release, dated April 17, 2006, issued by Host Marriott Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: April 18, 2006	By:	/S/ LARRY K. HARVEY
	Name:	Larry K. Harvey
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.3	Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland on April 17, 2006

99.1	Press Release, dated April 17, 2006, issued by Host Marriott Corporation